SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.  20549

                                       Form 8-A



                   For Registration of Certain Classes of Securities
                       Pursuant to Section 12(b) or (g) of the
                            Securities Exchange Act of 1934


                             Digital Power Corporation
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                (Exact name of registrant as specified in its charter)



       California                                        94-1721931
-------------------------------                 ------------------------------
  (State of incorporation                              (IRS Employer
   or organization)                                    Identification No.)


                   41920 Christy Street, Fremont, California 94538
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         (Address of principal executive offices)             (Zip Code)


       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:
None

If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. [ ]

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant
to General Instruction A.(c)(2), please check the following box.   [  ]

       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                         Common Stock, no par value;
                         Common Stock Purchase Warrants
                         -------------------------------
                               (Title of class)

Item 1:  Description of Registrant's Securities to be Registered.
         --------------------------------------------------------

     The description under the heading "Description of Securities" relating to the Registrant's Common Stock, no par value, and Common Stock Purchase Warrants in the Prospectus included in the Registrant's Registration Statement on Form SB-2 filed with the Securities and Exchange Commission on October 16, 1996, (File No. 333-14199) (the "Registration Statement on Form SB-2") is incorporated herein by reference.


Item 2:  Exhibits.
         ---------

     The following exhibits are filed herewith (or incorporated by reference as indicated below):

     1. Amended and Restated Articles of Incorporation of the Registrant incorporated by reference to Exhibit 3.1 to the Company's Registration Statement on Form SB-2.

     2. Amendment to Articles of Incorporation of the Registrant incorporated by reference to Exhibit 3.2 to the Company's Registration Statement on Form SB-2.

     3. Bylaws of the Registrant incorporated by reference to Exhibit 3.3 to the Company's Registration Statement on Form SB-2.

     4.   Specimen Common Stock Certificate incorporated by reference to
          Exhibit 4.1 to Pre-effective Amendment No. 1 to the Company's Registration Statement on Form SB-2, incorporated herein by reference.

     5. Specimen Warrant incorporated by referenced to Exhibit 4.2 to the Company's Registration Statement on Form SB-2.

                                   SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                       DIGITAL POWER CORPORATION

                                       By:   ROBERT O. SMITH
                                            ---------------------------
                                            Robert O. Smith
                                            Chief Executive Officer

Date:  November 25, 1996